THIRD QUARTER 2022 SUPPLEMENTAL INFORMATION O C T O B E R 2 4 , 2 0 2 2

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the potential negative impacts of COVID-19 on the global economy and on the Company's loan portfolio, financial condition and business operations; how widely utilized COVID-19 vaccines will be, whether they will be effective in preventing the spread of COVID-19 (including its variant strains), and their impact on the ultimate severity and duration of the COVID-19 pandemic; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact; reduced demand for office, multifamily or retail space, including as a result of the COVID-19 pandemic and/or hybrid work schedules which allow work from remote locations other than the employer's office premises; accelerating inflationary trends, spurred by multiple factors including high commodity prices, a tight labor market, and low residential vacancy rates, may result further in interest rate increases and lead to increased market volatility; interest rate mismatches between the Company's target assets and any borrowings used to fund such assets; higher interest rates imposed by the Federal Reserve may lead to a decrease in prepayment speeds and an increase in the number of the Company's borrowers who exercise extension options, which could extend beyond the term of certain secured financing agreements the Company uses to finance its loan investments; the economic impact of escalating global trade tensions, the conflict between Russia and Ukraine, and the adoption; or expansion of economic sanctions or trade restrictions; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests; the level and volatility of prevailing interest rates and credit spreads, including as a result of the planned discontinuance of LIBOR and the transition to alternative reference rates; adverse changes in the real estate and real estate capital markets; difficulty or delays in redeploying the proceeds from repayments of the Company's existing investments; general volatility of the securities markets in which the Company participates; changes in the Company's business, investment strategies or target assets; deterioration in the performance of the properties securing the Company's investments that may cause deterioration in the performance of its investments and, potentially, principal losses to the Company; acts of God such as hurricanes, earthquakes and other natural disasters, pandemics such as COVID-19, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to the Company or the owners and operators of the real estate securing the Company's investments; the adequacy of collateral securing the Company's investments and declines in the fair value of the Company's investments; difficulty in obtaining financing or raising capital; difficulty in successfully managing the Company's growth, including integrating new assets into the Company's existing systems; reductions in the yield on the Company's investments and increases in the cost of the Company's financing; defaults by borrowers in paying debt service on outstanding indebtedness; the availability of qualified personnel and the Company's relationship with its Manager; subsidiaries of KKR & Co. Inc. have significant influence over the Company and KKR's interests may conflict with those of the Company's stockholders in the future; the cost of operating the Company's platform, including, but not limited to, the cost of operating a real estate investment platform; adverse legislative or regulatory developments; the Company's qualification as a real estate investment trust ("REIT") for U.S. federal income tax purposes and the Company's exclusion from registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and authoritative accounting principles generally accepted in the United States of America ("GAAP") or policy changes from standard-setting bodies such as the Financial Accounting Standards Board (the "FASB"), the Securities and Exchange Commission (the "SEC"), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward looking statements in this presentation speak only as of October 24, 2022. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of September 30, 2022 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Best In Class Portfolio

$7.7 B
Investment Portfolio

99%
Senior Loans

56%
Multifamily & Industrial

$124 M
Average Loan Size(1)

100%
Interest Collected

Senior loans secured primarily by ***transitional, institutional multifamily and office properties*** owned by ***high quality sponsors***

Conservative Balance Sheet

$9.0 B
Financing Capacity

76%
Fully Non-Mark-to-Market(2)

$916 M
Current Liquidity(3)

Conservative liability management focused on ***diversified non-mark-to-market*** financing

KREF's Manager Fully Integrated with KKR

14%
KKR Ownership in KREF

$491 B
Global AUM(4)

$24 B
Balance Sheet(4)

$61 B
Real Estate AUM(4)(5)

165+
Real Estate Professionals(6)

One firm culture that rewards ***investment discipline, creativity and determination*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Average loan size is inclusive of the unfunded commitment
(2) Based on outstanding face amount of secured financing, including non-consolidated senior interests, and excludes convertible notes and the corporate revolving credit facility
(3) Includes $183 million in cash, $123 million of available borrowings based on existing collateral and $610 million undrawn corporate revolver capacity
(4) As of June 30, 2022
(5) Figures represent AUM across all KKR real estate transactions
(6) As of August 2022

KREF

3

4 Third Quarter 2022 Highlights (1) Represents Net Income (Loss) attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP • 3Q Net Loss(1) of ($0.70) per diluted share, which includes an unrealized CECL provision of $81 million, or ($1.16) per diluted share; and 3Q Distributable Earnings(2) of $0.50 per diluted share • The increase in the CECL allowance was primarily due to heightened market volatility and uncertainty, and reduced liquidity in the office sector • Book Value per Common Share (“BVPS”) of $18.28 per share, compared to $19.36 per share as of 2Q'22 • Book Value inclusive of a $115 million, or ($1.66) per share, CECL allowance Financials • $7.7 billion predominantly senior loan portfolio • Multifamily and industrial assets represent 56% of loan portfolio • Weighted average risk rating of 3.1 • Received $387 million in loan repayments and collected 100% of interest payments due in 3Q • Monitoring five watch list loans, all of which are office assets; 5-risk rated loans represent 5% of loan portfolio Portfolio • 3Q originations of 2 floating-rate senior loans totaling $458 million with $45 million of initial fundings • Funded $180 million to loans closed in previous quartersOriginations Liquidity & Capitalization • Repurchased 0.6 million shares at an average price per share of $17.42 for a total of $10 million; year-to-date as of October 24, 2022, KREF repurchased 2.1 million shares of common stock at an average price of $17.13 for a total of $36 million • Entered into a new $266 million asset specific financing facility, which provides non-recourse matched term asset-based financing on a non-mark-to-market basis • Upsized our $750 million term lending agreement to $1 billion, which provides matched-term asset-based financing on a non- mark-to-market basis • 76% of financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • $916 million of available liquidity, including $183 million of cash, $123 million of available borrowings based on existing collateral, and $610 million undrawn capacity on the corporate revolver • In October 2022, KREF entered into a new $125.0 million asset specific financing facility, which provides non-recourse matched term asset-based financing on a non-mark-to-market basis

5 3Q'22 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Represents the principal amount on senior and mezzanine/other loans including non-consolidated senior interests, one real estate owned asset and CMBS B-Pieces held through an equity method investment (3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end (4) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligations, less cash to (ii) total permanent equity, in each case, at period end (5) Book value per share includes CECL allowance of $115 million or ($1.66) per common share Income Statement Balance Sheet ($ in Millions) 3Q'22 Net Interest Income $47.3 Other Income 3.8 Operating Expenses (13.5) Provision for Credit Losses (80.6) Preferred Stock Dividends (5.3) Other (0.5) Net Income Attributable to Common Stockholders ($48.4) Diluted Weighted Average Shares Outstanding 69,382,730 Net Income per Share, Diluted ($0.70) Distributable Earnings(1) $34.4 Diluted Weighted Average Shares Outstanding 69,382,730 Distributable Earnings per Share, Diluted(1) $0.50 Dividend per Share $0.43 ($ in Millions) 3Q'22 Total Portfolio(2) $7,726.2 Term Credit Facilities 1,423.4 Term Lending Agreements 1,342.6 Asset Specific Financing 138.2 Secured Term Loan 347.4 Convertible Notes 143.8 Total Debt $3,395.4 Term Loan Facility 584.0 Collateralized Loan Obligations 1,942.8 Total Leverage $5,922.2 Cash 183.3 Total Permanent Equity 1,595.2 Common Shareholders' Equity 1,267.5 Debt-to-Equity Ratio(3) 1.9x Total Leverage Ratio(4) 3.6x Shares Outstanding 69,338,283 Book Value per Share(5) $18.28

6 $0.57 $0.28 ($0.70) $0.62 $0.48 $0.50 3Q'21 2Q'22 3Q'22 Net Income (Loss) per Diluted Share Distributable Earnings per Diluted Share Recent Operating Performance (1) Represents Net income (loss) attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP $19.09 $19.36 $18.28 3Q'21 2Q'22 3Q'22 Book Value per Share Net Income and Distributable Earnings Dividends and Book Value Per Share $0.43 ($ in Millions) 3Q'21 2Q'22 3Q'22 Net income (loss)(1): $32.0 $19.4 ($48.4) Distributable earnings(2): $34.5 $33.1 $34.4 3Q'21 2Q'22 3Q'22 Dividend per share: $0.43 $0.43 $0.43 Dividend yield on book value per share: 9.0% 8.9% 9.4%

7 Last Twelve Months Loan Activity (1) Includes one real estate owned asset and CMBS B-Pieces held through an equity method investment (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us $5,826 $5,826 $6,825 $6,792 $6,792 $6,792 $7,254 $7,254 $7,254 $7,888 $7,888 $7,888 $7,726 $7,726 $1,225 $1,679 $1,368 $744 $1,449 $1,078 $1,412 $225 $1,649 $680 $33 $282 $444 $387 3Q'21 Portfolio 4Q'21 Fundings 4Q'21 Repayments 4Q'21 Loan write-off 4Q'21 Portfolio 1Q'22 Fundings 1Q'22 Repayments 1Q'22 Portfolio 2Q'22 Fundings 2Q'22 Repayments 2Q'22 Portfolio 3Q'22 Fundings 3Q'22 Repayments 3Q'22 Portfolio Portfolio Funding Activity – Outstanding Principal(1) $7,051 Future Funding Obligations(2) $8,160 ($ in Millions) $8,703 $9,300 $9,375

8 3Q'22 Loan Originations – Select Case Studies (1) The total whole loan is $581 million, co-originated and co-funded by KREF and KKR affiliates. KREF’s interest was 25% of the loan, or $145 million (2) LTV based on total commitment amount divided by the as-stabilized value as of the date the loan was originated Investment Boston Life Science San Francisco Area Life Science Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $313 million $145 million(1) Location Boston, MA Redwood City, CA Collateral 424k RSF Class A Life Science Development Four-Building, 656k SF Life Science Development Loan Purpose Construction Construction LTV(2) 56% 53% Investment Date August 2022 September 2022 Asset Photos

KREF Loan Portfolio by the Numbers

Total Portfolio Growth

($ in Millions)



$5,221
$5,035
$5,826
$7,726
3Q'19
3Q'20
3Q'21
3Q'22

Geography(1)



18%
16%
10%
8%
7%
6%
10%
6% Washington, D.C.
19% Other <5%

Investment Type(2)



Non-Senior 1%
Senior Loans 99%

Interest Rate Type

100% Floating



SOFR 36%
LIBOR 64%

Property Type



Hospitality 5%
Other(4) 6%
Life Science(3) 7%
Industrial 12%
Multifamily 44%
Office 27%

Office(5)



Class-B 8%
Class-A 92%

LEED 86%

Multifamily



Class-B 34%
Class-A 66%

Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine loans

(1) Map excludes a $40 million real estate corporate loan and one real estate owned asset with a net carrying value of $80 million

(2) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage

(3) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space

(4) "Other" property types include: 3% Condo (Residential), 3% Student Housing, <1% Single Family Rental

(5) Office property certification % is based on current principal loan balance; see description for LEED certification in the appendix

KREF

9

10 Weighted Average Risk Rating(3): 3.1 Portfolio Credit Quality Overview (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value, except as noted in the footnotes to the “Portfolio Details” Summary in the Appendix (2) Includes non-consolidated senior interests and excludes a real estate corporate loan and two 5 risk-rated loans (3) Weighted average is weighted by current principal amount 0% 1% 88% 7% 5% 1 2 3 4 5 0% 5% 91% 4% 0% 1 2 3 4 5 Collected 100% of interest payments due on loan portfolio Loan-to-Value(1,2) Risk Rating Distribution Weighted Average LTV(3): 67% (% of total loan portfolio) (% of loan portfolio) 3Q'22 Loan Count 0 21 369 0 03 271 2Q'22 Weighted Average LTV(3): 67% 17% 20% 32% 26% 4% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 15% 19% 32% 24% 10% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% Weighted Average Risk Rating(3): 3.0 3Q'22 2Q'22 Loan Count

11 Case Studies: Watch List Loans (Risk Rating 5) Investment Minneapolis Office Philadelphia Office Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date November 2017 April 2019 Collateral Two Class-A Office Buildings totaling 1.1mm SF 4-Building, 711k RSF Office Portfolio Loan Purpose Refinance Acquisition Location Minneapolis, MN Philadelphia, PA Committed Amount $194 million $183 million Current Principal Amount $194 million $157 million Loan Basis $179 / SF $220 / SF Coupon LIBOR + 3.8% LIBOR + 2.6% Max Remaining Term (Yrs.) 0.2 1.6 Loan Risk Rating 5 5

12 Case Studies: Watch List Loans (Risk Rating 4) (1) The total whole loan facility is $363 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 69% of the loan or $250 million Investment Mountain View Office Washington, D.C. Office Philadelphia Office Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date July 2021 December 2019 June 2018 Collateral Five Class-A Office Buildings totaling 446k SF Class-A Office totaling 200k SF 2-Building, 978k RSF Office Portfolio Loan Purpose Acquisition Refinance Acquisition Location Mountain View, CA Washington, D.C. Philadelphia, PA Committed Amount $250 million(1) $176 million $161 million Current Principal Amount $192 million $144 million $161 million Loan Basis $626 / SF $706 / SF $165 / SF Coupon SOFR + 3.3% LIBOR + 3.4% SOFR + 3.5% Max Remaining Term (Yrs.) 3.9 2.3 0.8 Loan Risk Rating 4 4 4

Financing Overview: 76% Non-Mark-To-Market

Diversified financing sources totaling $9.0 billion with $3.0 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Face Amount	Weighted Avg. Coupon[1]	Advance Rate	Non-MTM
Term Credit Facilities	$1,840	$1,423	+1.7%	70.8%	(2)
Term Lending Agreements	$1,917	$1,343	+1.7%	78.2%	✓
Warehouse Facility	$500	$0	n/a	n/a	✓
Asset Specific Financing	$666	$138	+2.7%	81.4%	✓
Secured Term Loan	$347	$347	+3.5%	-	✓
Convertible Notes	$144	$144	6.1%	-	✓
Corporate Revolving Credit Facility	$610	$0	+2.0%	-	✓
Total Debt	**$6,024**	**$3,395**			
Term Loan Facility	$1,000	$584	+1.8%	81.1%	✓
Collateralized Loan Obligations	$1,943	$1,943	+1.5%	84.5%	✓
Total Leverage	**$8,967**	**$5,922**			

Leverage Ratios



1.9x
3.6x
Debt-to-Equity Ratio (3)
Total Leverage Ratio (4)

Outstanding Secured Financing[5]



Term Credit Facilities 24%
Collateralized Loan Obligations 32%
Term Lending Agreements 22%
Term Loan Facility 10%
Secured Term Loan 6%
Senior Loan Interests 4%
Asset specific financing 2%
Non-Mark-to-Market 76%

(1) Weighted average coupon expressed as spread over the relevant floating benchmark rates, which include one-month LIBOR and Term SOFR, as applicable to each financing
(2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions
(3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end
(4) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end
(5) Based on outstanding face amount of secured financing, including non-consolidated senior interests, which result from non-recourse sales of senior loan interest in loans KREF originated, and excludes convertible notes and the corporate revolving credit facility

KREF
13

14 Financing Overview: Term Credit Facilities Counterparty Total or Weighted Average Drawn $716 $584 $124 $1,423 Capacity $1,000 $600 $240 $1,840 Collateral: Loans / Principal Balance 11 Loans / $979 11 Loans / $791 7 Loans / $288 29 Loans / $2,057 Final Stated Maturity(1) September 2026 December 2023 October 2025 N/A Weighted Average Pricing(2) + 1.4% + 2.0% + 2.2% + 1.7% Weighted Average Advance 73.2% 73.8% 43.0% 70.8% Mark-to-market Credit Only Credit Only Credit Only N/A Property Type(3): ($ in Millions) Multifamily 36% Office 33% Life Science 14% Industrial 11% Other 6% (1) Based on extended maturity date (2) Weighted average pricing expressed as spread over the relevant floating benchmark rates, which include one-month LIBOR and Term SOFR, as applicable to each financing (3) Based on principal balance of financing (4) “Other” property types include: 4% Student Housing, 2% Single Family Rental (4)

15 Liquidity Overview (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts $183 $610 $123 $916 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $370 million of unencumbered senior loans that can be pledged to financing facilities subject to lender approval as of September 30, 2022 (1)

16 Portfolio Positioned for Higher Rate Environment Portfolio rotated out of higher rate-floor loans positioning KREF to benefit from a rising rate environment 100% floating-rate loan portfolio; 64% indexed to one-month LIBOR and 36% to Term SOFR Annual Net Interest Income Per Share Sensitivity to Change in Market Rates One-month LIBOR = 3.14% Term SOFR = 3.04% As of September 30, 2022 ($ Impact Per Share) Note: Based on portfolio as of September 30, 2022 +1.50% Change in LIBOR/SOFR +1.00%+0.50%+0.0%-0.50%

17 Appendix

Portfolio Details

($ in Millions)

#	Investment	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Current Principal Amount	Net Equity[3]	Future Funding[4]	Coupon[5][6]	Max Remaining Term (Yrs)[5][7]	Loan Per SF / Unit / Key[8]	LTV[5][9]	Risk Rating
Senior Loans[1]														
1	Senior Loan	Arlington, VA	Multifamily	9/30/2021	$381.0	$381.0	$355.0	$72.4	$26.0	+ 3.2%	4.0	$ 319,793 / unit	69%	3
2	Senior Loan	Boston, MA	Life Science	8/3/2022	312.5	312.5	44.9	3.7	267.6	+ 4.2%	4.9	$ 649 / SF	56%	3
3	Senior Loan	Bellevue, WA	Office	9/13/2021	520.8	260.4	93.0	28.3	167.4	+ 3.6%	4.5	$ 855 / SF	63%	3
4	Senior Loan	Los Angeles, CA	Multifamily	2/19/2021	260.0	260.0	250.0	38.3	10.0	+ 3.6%	3.4	$ 466,400 / unit	68%	3
5	Senior Loan	Various	Industrial	4/28/2022	504.5	252.3	252.3	49.0	-	+ 2.7%	4.6	$ 98 / SF	64%	3
6	Senior Loan	Mountain View, CA	Office	7/14/2021	362.8	250.0	192.2	48.0	57.8	+ 3.3%	3.9	$ 626 / SF	73%	4
7	Senior Loan	Bronx, NY	Industrial	8/27/2021	381.2	228.7	137.5	36.0	91.2	+ 4.1%	3.9	$ 277 / SF	52%	3
8	Senior Loan	Various	Multifamily	5/31/2019	216.5	216.5	216.5	39.2	-	+ 4.0%	1.7	$ 202,336 / unit	74%	3
9	Senior Loan[10]	Various	Industrial	6/30/2021	425.0	212.5	47.0	45.4	165.5	+ 5.5%	3.8	$ 163 / SF	67%	3
10	Senior Loan	New York, NY	Condo (Resi)	12/20/2018	211.2	211.2	200.1	60.9	11.1	+ 3.6%	1.3	$ 1,388 / SF	69%	3
11	Senior Loan	Minneapolis, MN	Office	11/13/2017	194.4	194.4	194.4	33.2	-	+ 3.8%	0.2	$ 179 / SF	n/a	5
12	Senior Loan	Various	Industrial	6/15/2022	375.5	187.8	137.5	30.4	50.3	+ 2.9%	4.8	$ 99 / SF	50%	3
13	Senior Loan	Washington, D.C.	Office	11/9/2021	187.7	187.7	154.8	41.3	32.9	+ 3.3%	4.2	$ 434 / SF	55%	3
14	Senior Loan	Boston, MA	Office	2/4/2021	375.0	187.5	187.5	37.4	-	+ 3.3%	3.4	$ 506 / SF	71%	3
15	Senior Loan	The Woodlands, TX	Hospitality	9/15/2021	183.3	183.3	170.9	30.4	12.4	+ 4.2%	4.0	$ 187,957 / key	64%	3
16	Senior Loan	Philadelphia, PA	Office	4/11/2019	182.6	182.6	157.3	25.4	25.3	+ 2.6%	1.6	$ 220 / SF	n/a	5
17	Senior Loan	Washington, D.C.	Office	12/20/2019	175.5	175.5	144.2	37.6	31.3	+ 3.4%	2.3	$ 706 / SF	58%	4
18	Senior Loan	West Palm Beach, FL	Multifamily	12/29/2021	171.5	171.5	169.8	25.7	1.7	+ 2.7%	4.3	$ 209,072 / unit	73%	3
19	Senior Loan	Boston, MA	Life Science	4/27/2021	332.3	166.2	135.9	25.3	30.3	+ 3.6%	3.6	$ 564 / SF	66%	3
20	Senior Loan	Philadelphia, PA	Office	6/19/2018	161.0	161.0	161.0	160.2	-	+ 3.5%	0.8	$ 165 / SF	71%	4
21	Senior Loan	Oakland, CA	Office	10/23/2020	509.9	159.7	129.1	20.3	4.8	+ 4.3%	3.1	$ 397 / SF	65%	3
22	Senior Loan	Plano, TX	Office	2/6/2020	153.7	153.7	145.3	22.3	8.4	+ 2.7%	2.4	$ 201 / SF	63%	3
23	Senior Loan	Chicago, IL	Office	7/15/2019	150.0	150.0	117.6	20.3	32.4	+ 3.3%	1.9	$ 113 / SF	57%	3
24	Senior Loan	Redwood City, CA	Life Science	9/30/2022	580.7	145.2	-	(1.5)	145.2	+ 4.5%	5.0	$ 1,206 / SF	53%	3
25	Senior Loan	Seattle, WA	Life Science	10/1/2021	188.0	140.3	103.8	25.2	36.5	+ 3.1%	4.0	$ 662 / SF	69%	3
26	Senior Loan	Dallas, TX	Office	12/10/2021	138.0	138.0	135.8	25.2	2.2	+ 3.7%	4.2	$ 432 / SF	68%	3
27	Senior Loan	Boston, MA	Multifamily	3/29/2019	137.0	137.0	137.0	30.8	-	+ 2.7%	1.5	$ 351,282 / unit	59%	3
28	Senior Loan	Arlington, VA	Multifamily	1/20/2022	135.3	135.3	130.9	31.7	4.4	+ 2.9%	4.4	$ 436,300 / unit	65%	3
29	Senior Loan	Fontana, CA	Industrial	5/11/2021	132.0	132.0	72.6	43.4	59.4	+ 4.7%	3.7	$ 113 / SF	64%	3
30	Senior Loan	Fort Lauderdale, FL	Hospitality	11/9/2018	130.0	130.0	130.0	24.3	-	+ 3.4%	1.2	$ 375,723 / key	66%	3
31	Senior Loan	San Carlos, CA	Life Science	2/1/2022	195.9	125.0	84.9	24.0	40.1	+ 3.6%	4.4	$ 580 / SF	68%	3
32	Senior Loan	Irving, TX	Multifamily	4/22/2021	117.6	117.6	112.2	17.3	5.4	+ 3.3%	3.6	$ 123,586 / unit	70%	3
33	Senior Loan	Cambridge, MA	Life Science	12/22/2021	401.3	115.7	61.5	16.7	54.2	+ 3.9%	4.3	$ 1,072 / SF	51%	3
34	Senior Loan	Pittsburgh, PA	Student Housing	6/8/2021	112.5	112.5	112.5	17.0	-	+ 2.9%	3.7	$ 155,602 / unit	74%	3
35	Senior Loan	Las Vegas, NV	Multifamily	12/28/2021	106.3	106.3	102.0	19.8	4.3	+ 2.7%	4.3	$ 193,182 / unit	61%	3
36	Senior Loan	Doral, FL	Multifamily	12/10/2021	212.0	106.0	106.0	21.0	-	+ 2.8%	4.2	$ 335,975 / unit	77%	3
37	Senior Loan	San Diego, CA	Multifamily	10/20/2021	103.5	103.5	103.5	18.5	-	+ 2.8%	4.1	$ 448,052 / unit	71%	3
38	Senior Loan	Orlando, FL	Multifamily	12/14/2021	102.4	102.4	88.9	21.5	13.5	+ 3.0%	4.3	$ 234,565 / unit	74%	3
39	Senior Loan	West Hollywood, CA	Multifamily	1/26/2022	102.0	102.0	102.0	15.3	-	+ 3.0%	4.4	$ 2,756,757 / unit	65%	3
40	Senior Loan	Boston, MA	Industrial	6/28/2022	285.5	100.0	98.5	97.7	1.5	+ 3.0%	4.8	$ 197 / SF	52%	3
41	Senior Loan	Washington, D.C.	Office	1/13/2022	228.5	100.0	58.5	10.0	41.5	+ 3.2%	5.4	$ 214 / SF	55%	3
42	Senior Loan	Phoenix, AZ	Industrial	1/13/2022	195.3	100.0	33.3	22.1	66.7	+ 4.0%	4.4	$ 57 / SF	57%	3
43	Senior Loan	Brisbane, CA	Life Science	7/22/2021	95.0	95.0	90.8	22.3	4.2	+ 3.1%	3.9	$ 784 / SF	71%	3
44	Senior Loan	State College, PA	Student Housing	10/15/2019	93.4	93.4	91.5	23.5	1.9	+ 2.7%	2.1	$ 76,614 / SF	64%	2
45	Senior Loan	Brandon, FL	Multifamily	1/13/2022	90.3	90.3	63.9	10.6	26.4	+ 3.1%	4.4	$ 194,363 / unit	75%	3
46	Senior Loan	Dallas, TX	Multifamily	12/23/2021	90.0	90.0	77.5	15.0	12.5	+ 2.8%	4.3	$ 238,488 / unit	67%	3
47	Senior Loan	Miami, FL	Multifamily	10/14/2021	89.5	89.5	89.5	17.2	-	+ 2.9%	4.1	$ 304,422 / unit	76%	3
48	Senior Loan	Dallas, TX	Office	1/22/2021	87.0	87.0	87.0	21.2	-	+ 3.3%	3.4	$ 288 / SF	65%	3
49	Senior Loan	Charlotte, NC	Multifamily	12/14/2021	86.8	86.8	76.0	10.9	10.8	+ 3.0%	4.3	$ 206,522 / unit	74%	3
50	Senior Loan	San Antonio, TX	Multifamily	6/1/2022	246.5	86.3	80.3	79.9	6.0	+ 2.8%	4.7	$ 88,134 / unit	68%	3

*See footnotes on subsequent page

KREF

18

Portfolio Details

($ in Millions)

#	Investment	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Current Principal Amount	Net Equity[3]	Future Funding[4]	Coupon[5][6]	Max Remaining Term (Yrs)[5][7]	Loan Per SF / Unit / Key[8]	LTV[5][9]	Risk Rating
Senior Loans[1]														
51	Senior Loan	Scottsdale, AZ	Multifamily	5/9/2022	169.0	84.5	84.5	12.8	-	+ 2.9%	4.7	$ 457,995 / unit	64%	3
52	Senior Loan	Raleigh, NC	Multifamily	4/27/2022	82.9	82.9	77.3	15.5	5.6	+ 3.0%	4.6	$ 241,488 / unit	68%	3
53	Senior Loan	Hollywood, FL	Multifamily	12/20/2021	81.0	81.0	81.0	14.8	-	+ 3.0%	4.3	$ 327,935 / unit	74%	3
54	Senior Loan	Seattle, WA	Office	3/20/2018	80.7	80.7	80.7	13.2	-	+ 4.1%	0.5	$ 468 / SF	56%	3
55	Senior Loan	Phoenix, AZ	Single Family Rental	4/22/2021	72.1	72.1	32.6	15.4	39.5	+ 4.8%	3.6	$ 157,092 / unit	50%	3
56	Senior Loan	Arlington, VA	Multifamily	10/23/2020	141.8	70.9	70.9	11.7	-	+ 3.8%	3.0	$ 393,858 / unit	73%	3
57	Senior Loan	Denver, CO	Multifamily	9/14/2021	70.3	70.3	69.6	11.4	0.7	+ 2.7%	4.0	$ 287,596 / unit	78%	3
58	Senior Loan	Washington, D.C.	Multifamily	12/4/2020	69.0	69.0	66.4	10.6	2.6	+ 3.5%	3.2	$ 265,617 / unit	63%	3
59	Senior Loan	Dallas, TX	Multifamily	8/18/2021	68.2	68.2	68.2	9.9	-	+ 3.9%	3.9	$ 189,444 / unit	70%	3
60	Senior Loan	Manassas Park, VA	Multifamily	2/25/2022	68.0	68.0	68.0	13.2	-	+ 2.7%	4.4	$ 223,684 / unit	73%	3
61	Senior Loan	Plano, TX	Multifamily	3/31/2022	67.8	67.8	65.0	17.9	2.8	+ 2.8%	4.5	$ 244,451 / unit	75%	3
62	Senior Loan	Nashville, TN	Hospitality	12/9/2021	66.0	66.0	64.7	10.3	1.3	+ 3.6%	4.3	$ 281,237 / key	68%	3
63	Senior Loan	Atlanta, GA	Multifamily	12/10/2021	61.5	61.5	57.3	15.3	4.2	+ 3.0%	4.3	$ 189,893 / unit	67%	3
64	Senior Loan	Durham, NC	Multifamily	12/15/2021	60.0	60.0	52.2	10.4	7.8	+ 3.0%	4.3	$ 151,263 / unit	67%	3
65	Senior Loan	San Antonio, TX	Multifamily	4/20/2022	57.6	57.6	55.8	10.6	1.8	+ 2.7%	4.6	$ 163,277 / unit	79%	3
66	Senior Loan	Sharon, MA	Multifamily	12/1/2021	56.9	56.9	56.9	8.3	-	+ 2.8%	4.2	$ 296,484 / unit	70%	3
67	Senior Loan	Queens, NY	Industrial	2/22/2022	55.3	55.3	52.4	13.3	2.9	+ 4.0%	1.4	$ 85 / SF	68%	3
68	Senior Loan	Reno, NV	Industrial	4/28/2022	140.4	50.5	50.5	11.1	-	+ 2.7%	4.6	$ 117 / SF	74%	3
69	Senior Loan	Carrollton, TX	Multifamily	4/1/2022	48.5	48.5	44.9	13.0	3.6	+ 2.9%	4.5	$ 140,288 / unit	74%	3
70	Senior Loan	Dallas, TX	Multifamily	4/1/2022	43.9	43.9	39.5	10.4	4.4	+ 2.9%	4.5	$ 110,895 / unit	73%	3
71	Senior Loan	Georgetown, TX	Multifamily	12/16/2021	41.8	41.8	41.8	10.1	-	+ 3.4%	4.3	$ 199,048 / unit	68%	3
72	Senior Loan	San Diego, CA	Multifamily	4/29/2022	203.0	40.0	38.9	6.5	1.1	+ 2.6%	4.6	$ 446,056 / unit	63%	3
73	Senior Loan[11]	New York, NY	Condo (Resi)	8/4/2017	20.1	20.1	20.1	20.1	-	+ 4.2%	0.6	$ 942 / SF	73%	3
74	Senior Loan	Denver, CO	Industrial	12/11/2020	15.4	15.4	7.3	3.1	8.1	+ 3.8%	3.3	$ 47 / SF	61%	3
Total / Weighted Average					**$13,051.6**	**$9,245.8**	**$7,570.9**	**$1,900.6**	**$1,649.5**	**+ 3.3%**	**3.4**		**67%**	**3.1**
Non-Senior Loans														
1	Real Estate Corporate Loan[12]	n.a.	Multifamily	12/11/2020	100.0	40.0	40.0	39.6	-	+ 12.0%	3.2	n/a	n.a.	3
Total / Weighted Average					**$100.0**	**$40.0**	**$40.0**	**$39.6**	**$0.0**	**+ 12.0%**	**3.2**		**n.a.**	**3.0**
CMBS B-Pieces														
1	RECOP I[13]	Various	Various	2/13/2017	n.a.	40.0	35.7	35.7	4.3	4.8%	6.7	n.a.	58%	n.a.
Total / Weighted Average						**$40.0**	**$35.7**	**$35.7**	**$4.3**	**4.8%**	**6.7**		**58%**	
Real Estate Owned														
1	Real Estate Asset	Portland, OR	Retail	12/16/2021	n.a.	n.a.	79.7	79.7	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
Total / Weighted Average							**$79.7**	**$79.7**						
Portfolio Total / Weighted Average						**$9,325.8**	**$7,726.2**	**$2,055.6**	**$1,653.8**	**6.5%**	**3.5**		**67%**	**3.1**

*See footnotes on subsequent page

KREF

19

20 Portfolio Details (1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan syndications. • For Senior Loan 14, the total whole loan is $375.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan or $187.5 million, of which a $150.0 million senior note was syndicated to a third party lender. Post syndication, KREF retained a mezzanine loan with a total commitment of $37.5 million, fully funded as of September 30, 2022, at an interest rate of L + 7.9%. • For Senior Loan 21, the total whole loan is $509.9 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 31% of the loan or $159.7 million, of which $134.7 million in senior notes were syndicated to third party lenders. Post syndication, KREF retained a mezzanine loan with a total commitment of $25.0 million, of which $20.2 million was funded as of September 30, 2022, at an interest rate of L + 12.9%. (2) Total Whole Loan represents total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings and (ii) the cost basis of our CMBS B-Pieces held through an equity method investment “RECOP I” and REO. (4) Represents Committed Principal Amount less Current Principal Amount on Senior Loans and $4.3 million of unfunded commitment to RECOP I. (5) Weighted averages are weighted by current principal amount for senior loans and non-senior loans and by net equity for our RECOP I. Non-Senior Loan 1 and risk-rated 5 loans are excluded from the weighted average LTV. (6) Coupon expressed as spread over the relevant floating benchmark rates, which include one-month LIBOR and Term SOFR, as applicable for each loan. As of September 30, 2022, 64% and 36% of floating rate loans by principal amount were indexed to one-month LIBOR and Term SOFR, respectively. (7) Max remaining term (years) assumes all extension options are exercised, if applicable. (8) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 2, 3, 7, 9, 24, 29, 33, 42, 55, and 74, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (9) For senior loans, loan-to-value ratio ("LTV") LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for Senior Loan 10 and Senior Loan 73, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost; for mezzanine loans, LTV is based on the current balance of the whole loan dividend by the as-is appraised value as of the date the loan was originated; for RECOP I, LTV is based on the weighted average LTV of the underlying loan pool at issuance; for Senior Loans 2, 3, 7, 9, 24, 29, 33, 42, 55, and 74, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. (10) For Senior Loan 9, the total whole loan facility is $425.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the facility or $212.5 million. The facility is comprised of individual cross-collateralized whole loans. As of September 30, 2022, there were eight underlying senior loans in the facility with a commitment of $98.4 million and outstanding principal of $47.0 million. (11) For Senior Loan 73, Loan per SF of $942 is based on the allocated loan amount of the residential units. Excluding the value of the retail and parking components of the collateral, the Loan per SF is $2,061 based on allocating the full amount of the loan to only the residential units. (12) Non-Senior Loan 1 is a real estate corporate loan to a multifamily operator. (13) Represents our investment in an aggregator vehicle alongside RECOP I. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount.

21 Fully Extended Loan Maturities (1) Excludes CMBS B-Pieces held through an equity method investment Fully Extended Loan Maturities(1) ($ in Millions) Fully extended weighted average loan maturity of 3.4 years(1) $194 $392 $972 $596 $2,879 $2,519 $58 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2022 2023 2024 2025 2026 2027 2028

22 Consolidated Balance Sheets (1) Includes $79 million and $54 million held in collateralized loan obligation as of September 30, 2022 and December 31, 2021, respectively (2) Includes $7 million and $2 million of restricted cash as of September 30, 2022 and December 31, 2021, respectively (3) Includes $4 million and $2 million of expected loss reserve for unfunded loan commitments as of September 30, 2022 and December 31, 2021, respectively (in thousands - except share and per share data) September 30, 2022 December 31, 2021 Assets Cash and cash equivalents(1) 183,341$ 271,487$ Commercial real estate loans, held-for-investment 7,306,565 6,316,733 Less: Allowance for credit losses (110,798) (22,244) Commercial real estate loans, held-for-investment, net 7,195,767 6,294,489 Real estate owned, net 79,688 78,569 Equity method investments 36,856 35,537 Accrued interest receivable 30,574 15,241 Other assets(2) 14,824 7,916 Total Assets 7,541,050$ 6,703,239$ Liabilities and Equity Liabilities Secured financing agreements, net 3,469,126$ 3,726,593$ Collateralized loan obligations, net 1,933,656 1,087,976 Secured term loan, net 337,181 338,549 Convertible notes, net 142,888 141,851 Dividends payable 29,767 26,589 Accrued interest payable 14,822 6,627 Due to affiliates 9,271 5,952 Accounts payable, accrued expenses and other liabilities(3) 9,125 7,521 Total Liabilities 5,945,836 5,341,658 Commitments and Contingencies - - Permanent Equity Preferred Stock, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, $0.01 par value, (13,110,000 and 6,900,000 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively; liquidation preference of $25.00 per share) 131 69 Common stock, $0.01 par value, 300,000,000 authorized (74,871,191 and 65,271,058 shares issued; 69,338,283 and 61,370,732 shares outstanding as of September 30, 2022 and December 31, 2021, respectively) 694 613 Additional paid-in capital 1,810,149 1,459,959 Accumulated deficit (126,394) (38,208) Repurchased stock (5,532,908 and 3,900,326 shares repurchased as of September 30, 2022 and December 31, 2021, respectively) (89,323) (60,999) Total KKR Real Estate Finance Trust Inc. stockholders’ equity 1,595,257 1,361,434 Noncontrolling interests in equity of consolidated joint venture (43) 147 Total Permanent Equity 1,595,214 1,361,581 Total Liabilities and Equity 7,541,050$ 6,703,239$

23 Consolidated Statements of Income (in thousands - except share and per share data) September 30, 2022 June 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 Net Interest Income Interest income 114,627$ 90,603$ 75,320$ 278,460$ 207,235$ Interest expense 67,311 44,733 29,832 144,503 84,173 Total net interest income 47,316 45,870 45,488 133,957 123,062 Other Income Revenue from real estate owned operations 2,092 1,833 - 6,554 - Income (loss) from equity method investments 914 1,035 2,162 3,835 4,508 Other income 840 1,237 130 3,992 296 Total other income (loss) 3,846 4,105 2,292 14,381 4,804 Operating Expenses General and administrative 4,286 4,308 3,659 13,040 10,852 Provision for (reversal of) credit losses, net 80,604 11,798 1,165 91,184 (982) Management fees to affiliate 6,589 6,506 4,964 19,102 14,089 Incentive compensation to affiliate - - 2,215 - 6,810 Expenses from real estate owned operations 2,598 2,368 - 7,520 - Total operating expenses 94,077 24,980 12,003 130,846 30,769 Income (Loss) Before Income Taxes, Noncontrolling Interests, Preferred Dividends, Redemption Value Adjustment and Participating Securities' Share in Earnings (42,915) 24,995 35,777 17,492 97,097 Income tax expense - - 106 - 257 Net Income (Loss) (42,915) 24,995 35,671 17,492 96,840 Noncontrolling interests in (income) loss of consolidated joint venture 161 66 - 283 - Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries (42,754) 25,061 35,671 17,775 96,840 Preferred Stock dividends and redemption value adjustment 5,326 5,326 3,682 15,978 6,403 Participating securities' share in earnings 341 341 - 1,028 - Net Income (Loss) Attributable to Common Stockholders (48,421)$ 19,394$ 31,989$ 769$ 90,437$ Net Income (Loss) Per Share of Common Stock, Basic (0.70)$ 0.28$ 0.57$ 0.01$ 1.63$ Net Income (Loss) Per Share of Common Stock, Diluted (0.70)$ 0.28$ 0.57$ 0.01$ 1.62$ Weighted Average Number of Shares of Common Stock Outstanding, Basic 69,382,730 68,549,049 55,637,480 67,029,140 55,629,810 Weighted Average Number of Shares of Common Stock Outstanding, Diluted 69,382,730 68,549,049 56,011,243 67,029,140 55,883,197 Dividends Declared per Share of Common Stock 0.43$ 0.43$ 0.43$ 1.29$ 1.29$ Three Months Ended Nine Months Ended

24 Reconciliation of GAAP Net Income to Distributable Earnings (1) Numbers presented may not foot due to rounding (2) Includes primarily unrealized mark-to-market adjustment to CMBS B-Pieces held through an equity method investment (in thousands - except share and per share data) September 30, 2022 Per Diluted Share(1) June 30, 2022 Per Diluted Share(1) September 30, 2021 Per Diluted Share(1) Net Income (Loss) Attributable to Common Stockholders (48,421)$ (0.70)$ 19,394$ 0.28$ 31,989$ 0.57$ Adjustments Non-cash equity compensation expense 2,175 0.03 2,040 0.03 2,027 0.04 Unrealized (gains) or losses, net(2) (79) - (190) - (748) (0.01) Provision for credit losses, net 80,604 1.16 11,798 0.17 1,165 0.02 Non-cash convertible notes discount amortization 91 - 90 - 91 - Distributable Earnings 34,370$ 0.50$ 33,132$ 0.48$ 34,524$ 0.62$ Weighted average common shares outstanding, diluted 69,382,730 68,549,049 56,011,243 Three Months Ended

25 Key Definitions “Distributable Earnings": Commencing for all periods ending on or after December 31, 2020, the Company has elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental basis to KREF’s net income as determined in accordance with GAAP as the Company believes it would be useful to investors in evaluating the Company’s operating performance and its ability to pay its dividends. Distributable Earnings replaces the Company’s prior presentation of Core Earnings, and Core Earnings presentations from prior reporting periods have been recast as Distributable Earnings. The Company defines Distributable Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. The weighted average diluted shares outstanding used for purposes of calculating Distributable Earnings per diluted weighted average share has been adjusted from the weighted average diluted shares outstanding under GAAP to exclude potential shares that may be issued upon the conversion of the Convertible Notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs, which we believe is a useful presentation for investors. We believe that excluding shares issued in connection with a potential conversion of the Convertible Notes from our computation of Distributable Earnings per diluted weighted average share is useful to investors for various reasons, including: (i) conversion of Convertible Notes to shares would require the holder of a note to elect to convert the Convertible Note and for us to elect to settle the conversion in the form of shares, and we currently intend to settle the Convertible Notes in cash; (ii) future conversion decisions by note holders will be based on our stock price in the future, which is presently not determinable; and (iii) we believe that when evaluating our operating performance, investors and potential investors consider our Distributable Earnings relative to our actual distributions, which are based on shares outstanding and not shares that might be issued in the future. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.